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                                                                      Exhibit 23

               CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

As independent certified public accountants, we hereby consent to the incorporation of our report included in this Form 10-K, into Ablest Inc.'s previously filed Registration Statements on Form S-8 File Nos. 33-48497 and No. 333-48918.

                                       Arthur Andersen LLP

Tampa, Florida
March 20, 2002